                                          **** Text Omitted and Filed Separately
                                               Confidential Treatment Requested
                                               Under 17 C.F.R. Sections 200.80,
                                               200.83 and 240.24b-2.

                                                                    EXHIBIT 10.3
                                    EXHIBIT C

                             CROSS LICENSE AGREEMENT

        THIS CROSS LICENSE AGREEMENT (the "License Agreement") is made and entered into concurrent with, and effective as of, the effective date (the "Effective Date") of the Assignment, Assumption, and License Agreement (the "Assignment Agreement") by and between STAC, INC. a Delaware Corporation ("Transferor" or "Parent"), and HI/FN INC., a Delaware corporation ("Transferee" or "Sub").

        WHEREAS, pursuant to the Agreement, Parent has assigned, and Sub has assumed, certain assets, rights, obligations, and liabilities; and

        WHEREAS, Sub wishes to license certain intellectual property rights in the assigned technologies back to Parent and Parent wishes to accept such licenses; and

        WHEREAS, Parent wishes to license certain technologies to Sub and Sub wishes to accept such licenses;

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth below, the parties hereby agree as follows:

1.      DEFINITIONS

        1.1 CONFIDENTIAL INFORMATION means any and all confidential and proprietary information (whether technical or non-technical), including trade secrets, techniques, sketches, drawings, models, inventions, Know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of either party, and includes, without limitation, each party's respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, employee lists, business forecasts, sales and merchandising, and marketing plans and information identified by the disclosing party as Confidential Information, whether in oral, written, graphic or electronic form. If disclosed in oral form, such Confidential Information must be reduced to writing and marked as Confidential Information within thirty (30) days following disclosure.

        1.2 DERIVATIVE WORK means any correction, enhancement, alteration, improvement, revision, modification, translation, port, abridgment, condensation, or expansion of the Software.

        1.3 END USER means a licensee of the Software, who acquires the Software for its own ordinary and customary business purposes or for personal use, and not for further resale or distribution.

        1.4 EXCLUDED FIELD means the hardware implementation of any of the Technology or the licensing or sale of the Software as a stand-alone product during the ten (10) years following the Effective Date, after which Parent shall have no Excluded Field restrictions. Notwithstanding the above, the loading of Software into Read-Only Memory (ROM) or other memory units shall not be deemed to be part of the Excluded Field.

        1.5 INTELLECTUAL PROPERTY RIGHT means any patent, copyright, trade name, trademark, trade secret, know-how, or any other intellectual property right or proprietary information or technology, whether registered or unregistered.

        1.6 KNOW-HOW means the trade secret techniques, inventions, practices, methods, knowledge, skill, experience, test data and cost data relating to the Software.

        1.7 PATENTS means the existing patents and patent applications related to the Technology, as listed on Attachment A ("Patents") and such patents obtained and patent applications filed by Sub relating to the Patents during the term of this License Agreement and improvements thereto, including without limitation, all foreign counterparts, all substitutions, extensions, reissues, renewals, divisions, provisionals, continuations and continuations in part relating to such Patents and their foreign counterparts.

        1.8 SOFTWARE means those computer programs in both source and object code form, as listed on Attachment B ("Software"), the related Know-how and all Derivative Works thereof, and any future enhancements, updates or new versions delivered to Parent by Sub pursuant to Section 5 ("Delivery of Future Versions to Parent; Software Support").

        1.9 TRADEMARKS means certain specific trademarks, trade names, logos and similar identifying marks used in connection with the promotion and marketing of the parties and their products as listed below:

                (a) PARENT TRADEMARKS means Stac and the Stac logo.

                (b) SUB TRADEMARKS means Comcryption, LZS, Mum and Hi/fn which are owned by Sub.

        1.10 TECHNOLOGY means all technology licensed under this License Agreement, including the Patents, Software, all Derivative Works, and all associated documentation.

        1.11 PARENT'S PRODUCT(S) means all software and hardware products, and their successor products, developed, marketed and sold or licensed by Parent or by its contractors, affiliates or other third parties. During the ten years following the Effective Date, Parent's Products shall not include standalone software libraries which implement the Technology for integration into the products of third parties.

2.      LICENSE GRANTS FROM SUB TO PARENT.

        2.1 LICENSE TO TECHNOLOGY. Subject to the terms and conditions hereof, Sub hereby grants to Parent a non-exclusive, nontransferable, worldwide, perpetual, irrevocable, royalty-free license, except in the Excluded Field, to use, modify, reproduce, create Derivative Works, display, perform, distribute, license and sublicense the Technology in order to use, have used, import, make, have made, sell, offer to sell, distribute, license and sublicense, both directly and through third parties and through multiple tiers of distribution, Parent's Products which incorporate or which otherwise use all or any portion of the Technology.

        2.2 LICENSE TO SUB TRADEMARKS. Subject to the terms and conditions hereof, Sub hereby grants to Parent a nonexclusive, worldwide, royalty-free license to use the Sub Trademarks in connection with the marketing of Parent's Products embodying the Technology. Parent acknowledges and agrees that Sub is the owner of the Sub Trademarks, that any use of the Sub Trademarks by Parent shall inure to the benefit of Sub, and that Parent shall take no action inconsistent with the preservation of Sub's ownership interests in the Sub Trademarks. Sub is familiar with the quality of Parent's Products and approves the use of the Sub Trademarks in connection with the marketing of such Parent's Products which are of the same quality.

        2.3 RESTRICTIONS. Parent acknowledges that the Software contains Confidential Information and agrees that it will not, nor will it permit a third party to, decompile, disassemble, reverse engineer or otherwise manipulate Software which is delivered to such third parties solely in object code form in order to derive the Know-how embedded therein. In the event that Parent sublicenses Intellectual Property Rights to a third party, the sublicensor shall execute an agreement with its sublicensee that contains provisions at least as protective as those contained in this License Agreement.

3.      LICENSE GRANTS FROM PARENT TO SUB

        3.1 IBM HARDWARE AND SOFTWARE PATENT LICENSES. Parent hereby grants Sub a sublicense under all of the licenses granted by IBM to Parent pursuant to the Agreements between Parent and IBM Corporation, each dated April 1, 1994 (the "IBM Hardware Patent License" and the "IBM Software Patent License," collectively the "IBM Patent Licenses," copies of which are attached to this Agreement as Attachments C-1 and C-2, respectively), pursuant to Section 3.1 of the IBM Hardware Patent License and Section 3.1 of the IBM Software Patent License. Sub acknowledges and agrees that the foregoing sublicense will terminate on the date Sub no longer is a "Subsidiary" of Parent as that term is defined in the IBM Patent Licenses, and that upon the occurrence of such a termination, Sub shall be solely responsible for obtaining equivalent license rights directly from IBM pursuant to Section 3.2 of the IBM Hardware Patent License and Section 3.2 of the IBM Software Patent License to the extent Sub is eligible for such licenses in accordance with the terms of the IBM Patent Licenses.

        3.2 MOTOROLA PATENT LICENSES. Sub shall have the license rights provided to Subsidiaries of Parent and their successors under the license agreement with Motorola, Inc. dated December 15, 1995 (the "Motorola Patent License," a copy of which is attached to this Agreement as Attachment D). Sub acknowledges and agrees that the foregoing license rights will terminate on the date Sub no longer is a "Subsidiary" of Parent as that term is defined in the Motorola Patent License, and that upon the occurrence of such a termination, Sub shall be solely responsible for obtaining equivalent license rights directly from Motorola pursuant to Section 7.5 or Section 7.6 of the Motorola Patent License.

        3.3 LICENSE TO PARENT TRADEMARKS. Subject to the terms and conditions hereof Parent hereby grants to Sub a non-exclusive, worldwide, royalty-free license to use the Parent Trademarks in connection with Sub's marketing and commercial activities related to Sub's Products embodying the Technology Sub acknowledges and agrees that Parent is the owner of the Parent Trademarks that any use of the Parent Trademarks by Sub shall mure to the benefit of Parent, and that Sub shall take no action inconsistent with the preservation of Parent's ownership interests in the Parent Trademarks. Parent is familiar with the quality of Sub's Products and approves the use of the Parent Trademarks in connection with the marketing of such Products which are of the same quality. The term of the license granted in this Section 3.3 ("License to Parent Trademarks") shall be for one year from the date Sub is no longer a Subsidiary of Parent.

4. DELIVERY OF DERIVATIVE WORKS TO SUB. To the extent that any Derivative Works are created by Parent during the ten (10) years following the Effective Date, Parent hereby agrees to deliver to Sub from time to time, as reasonably requested by Sub, all such Derivative Works, in whatever form and medium such Derivative Works are embodied, including, but not limited to, source code for the Software (and all associated documentation necessary to make use of such source code), flowcharts, schematics, mask works and net lists.

5. DELIVERY OF FUTURE VERSIONS TO PARENT; SOFTWARE SUPPORT. For ten (10) years from the Effective Date (the "Delivery Period"), Sub shall have an ongoing obligation to deliver to Parent all future commercial releases ("Future Versions") of the Software (including all generally available updates, enhancements, and error corrections) as they are released to Sub's OEMs, VARs, resellers and End Users. Upon request from Parent, Sub shall deliver to Parent any interim releases of the Software (e.g. any Alpha, Beta, or test versions). Sub shall, during the Delivery Period, provide Parent at no cost with the same level of technical support Sub provides to its Software licensees.

6.      PROPRIETARY RIGHTS.

        6.1 OWNERSHIP BY SUB. Parent acknowledges that the Technology is proprietary to Sub and that Sub retains exclusive ownership of the Technology and Sub Trademarks. Parent will take all reasonable measures to protect Sub's Intellectual Property Rights in the Technology and the Sub Trademarks, including such assistance and measures as are reasonably requested by Sub from time to time.

        6.2 OWNERSHIP OF DERIVATIVE WORKS. Sub shall retain ownership of all Derivative Works deliverable to it under Section 5 ("Delivery of Future Versions to Parent; Software Support"). Parent agrees to include in any agreements with its licensees of the Technology, provisions which would insure that the ownership of Derivative Works shall remain in, or be assigned to, Sub. In order to effectuate the intentions of this Section 6.2 ("Ownership of Derivative Works"), Parent hereby irrevocably transfers and assigns any and all rights Parent may have in or with respect to the Derivative Works. To the extent Parent cannot assign such rights, Parent hereby waives and agrees never to assert such rights against Sub or any of Sub's licensees. If Parent has any right to any Derivative Works that cannot be assigned to Sub or waived by Parent, Parent unconditionally and irrevocably grants to Sub, during the term of such rights, a fully-paid, perpetual, irrevocable, worldwide, nonexclusive, license to use, have used, make, have made, sell, offer to sell, distribute, license and sublicense, both directly and through third parties, products which incorporate, are based upon, or which otherwise use all or any portion of the Derivative Works, and to use, reproduce, make derivative works of and distribute, license and sublicense both directly and through third parties, any Derivative Works. In addition, Parent agrees to obtain such assignment, waiver, covenant not to assert such rights, or license from any subsidiary, subcontractor, related entities, or employee who creates, either in whole or part, any Derivative Works.

        6.3 MAINTENANCE OF INTELLECTUAL PROPERTY. Sub agrees to take all commercially reasonable efforts to secure and preserve all Intellectual Property Rights in the Technology. Such efforts shall include, but not be limited to, the filing and prosecution of all applicable patent applications related to the Technology, and the payment of all fees required thereunder. Sub shall control the prosecution of all patent applications, but shall periodically confer with Parent's patent counsel and Parent's designated technical manager regarding such applications. Sub will be solely responsible for all costs associated with the prosecution, issuance and maintenance of all such patent applications and all patents issuing therefrom. In the event that Sub elects to abandon, withdraw or discontinue such a patent application or patent issuing therefrom, Sub shall notify Parent with sufficient time for Parent to intervene so that Parent may preserve such rights. In the event of Parent's intervention, Parent shall have the right to undertake and control such action or maintain such patent at its own expense through patent counsel of its choosing, and Sub, at Parent's expense, shall fully cooperate with Parent in the prosecution of all such patent applications and the maintenance of such patents.

        6.4. INFRINGEMENT NOTIFICATION. If Parent learns of a third party infringement of any Intellectual Property Right related to the Technology, it shall notify Sub of such fact. Sub shall have the right to assume control of the action at its sole expense; however, if the suit implicates (or has the potential to implicate) Parent's right to enjoy the benefit of the licenses granted under this License Agreement, Parent may participate in such action at its own expense. If Sub declines to pursue the action, Parent may control the action at its expense, provided that Sub may also participate in such action at its own expense. Parent shall provide Sub with notice of all pending or threatened litigation regarding the Technology as of the Effective Date.

        6.5 INFRINGEMENT ENFORCEMENT. Both parties agree to cooperate fully with each other in any enforcement action, and to confer with each other on the disposition and prosecution of claims against third parties for infringement of Intellectual Property Rights in the Technology. In the event that the non-suing party is named as a party plaintiff or joined to the action, such party can agree to be represented by the other party's attorneys at the other party's cost or may retain its own attorney at its own expense (but without affecting which party controls the action).

        6.6 COOPERATION BY PARENT. Parent agrees to extend reasonable efforts in cooperation with Sub in the procurement and maintenance of Sub's rights in the Technology and to sign all papers which Sub may deem necessary and desirable for vesting Sub with such rights throughout the world, including litigation of applicable Patents, copyrights and other proceedings. Sub shall reimburse Parent for all costs and expenses actually incurred in the course of such cooperation.

In the event that Sub is unable for any reason whatsoever to secure a signature on behalf of Parent to any document it believes is reasonably required in order to apply for or execute any Patent, copyright or other application with respect to the Technology, Parent hereby irrevocably designates and appoints Sub and its duly authorized officers and agents as Parent's agents and its attorneys-in-fact to act for and in its behalf and instead of it, to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of Patents, copyrights or other rights therein with the same legal force and effect as if executed by Parent.

        6.7 LEGENDING. Each party agrees to protect the ownership interests in the Technology to the fullest extent possible, and to legend all products embodying the Technology so as to ensure such protection. Such legending shall include, but not be limited to, (i) the marking of all products (or if such marking is impracticable, by marking the materials accompanying such products) embodying the Patents with the work "Patent" or "Pat." together the number of each patent applicable to the product, so as to comply with the provisions of 35 U.S.C. 287(a); (ii) the marking of all products and associated documentation embodying copyrighted works of the Technology with valid copyright notices containing the name of the work, the word "Copyright" or the (C) symbol, the date of first publication, the name of the copyright owner, and the phrase "all rights reserved"; and (iii) the legending of all Confidential Information with proprietary rights egends no less protective that those used to protect that party's own Confidential Information. Neither party shall alter or remove any proprietary rights legends on or in the Technology or the media containing it.

        6.8 GOVERNMENT RESTRICTED RIGHTS. Each party agrees that in order to protect the Intellectual Property Rights in the Technology in transactions with the U.S. government, all licenses with the U.S. government regarding the Technology shall include terms that are consistent with the following language:

                The [product] is a "commercial item," as such term is defined at 48 C.F.R. 2.101 (OCT 1995), consisting of "commercial computer software" and "commercial computer software documentation" as such terms are used in 48 C.F.R. 12.212 (SEPT 1995) and is provided to the Government (i) for acquisition by or on behalf of civilian agencies, consistent with the policy set forth in 48 C.F.R. 12.212; or (ii) for acquisition by or on behalf of units of the Department of Defense, consistent with the policies set forth in 48 C.F.R. 227.7202-1 (JUN 1995) and 227.7202-3
        (JUN 1995).

        Each party will take all reasonable steps in making proposals and agreements with governments other than the United States which involve the Technology to ensure that the proprietary rights in such Software and User Documentation receive the maximum protection available from such governments for such Technology.

7.      CONFIDENTIALITY.

        7.1. PROTECTION OF CONFIDENTIALITY. Each party hereto will maintain in confidence all Confidential Information disclosed by the other party hereto. Neither party will use, disclose or grant use of such Confidential Information except as expressly authorized by this License Agreement. Each party will use at least the same standard of care as it uses to protect its own confidential information of a similar nature to ensure that its employees, agents or consultants do not disclose or make any unauthorized use of such Confidential Information, and each party represents that such standard of care is at least that customarily employed in the industry to protect the confidentiality of such information. Notwithstanding the foregoing each party shall require its employees and consultants, if such employee or consultant has not already done so, to sign confidentiality and nondisclosure agreements with such party consistent with the confidentiality requirements set forth herein. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

        7.2. EXCEPTIONS. The obligations of confidentiality contained in Section
7.1 ("Protection of Confidentiality") will not apply to the extent that it can be established by the receiving party that such Confidential Information:

                (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure by the other party;

                (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the other party;

                (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this License Agreement;

                (d) was disclosed to the receiving party, other than under an obligation of confidentiality, by a third party who had no obligation to the other party not to disclose such information to others.

        7.3. AUTHORIZED DISCLOSURE. Each party may disclose Confidential Information to manufacturing sublicensees provided that such disclosure is made pursuant to a nondisclosure agreement which contains provisions at least as protective of the other party's interests as those contained in this Section 7 ("Confidentiality"). Each party may disclose the Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation or complying with applicable governmental regulations, provided that if such party is required to make any such disclosure of the Confidential Information it will to the extent practicable give reasonable advance notice to the other party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information required to be disclosed. The parties acknowledge that the sale of products embodying the Technology may necessarily disclose Confidential Information of the parties and the parties agree to use commercially reasonable efforts to limit such disclosure

        7.4 SURVIVAL OF CONFIDENTIALITY OBLIGATIONS. This Section 7 ("Confidentiality") shall survive any termination of this License Agreement.

8. DISCLAIMER OF WARRANTY. THE TECHNOLOGY LICENSED UNDER THIS LICENSE AGREEMENT IS PROVIDED STRICTLY ON AN "AS IS" BASIS AND WITHOUT WARRANTY OF ANY SORT. BOTH PARENT AND SUB EXPRESSLY DISCLAIM ALL WARRANTIES EXPRESSED OR IMPLIED BY ANY COUNTRY OR JURISDICTION, RELATING TO THE TECHNOLOGY, AND FURTHER EXPRESSLY EXCLUDE ANY WARRANTY OF NON-INFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY.

9. INDEMNITY. Subject to the limitations set forth below, Sub shall defend Parent with respect to all claims, suits, proceedings, losses, liabilities, damages, costs and expenses (including without limitation Parent's reasonable attorneys' fees) made against or incurred by Parent as a result of any claim arising at any time that the Technology infringes any Intellectual Property rights of any third party; provided, however, that Parent (i) promptly notifies Sub in writing of such claim, suit or proceeding (ii) gives Sub the right to control and direct investigation, preparation, defense and settlement of any claim, suit or proceeding; and (iii) gives assistance and full cooperation for the defense of same. Sub shall pay any resulting damages, costs and expenses finally awarded to a third party, but Sub is not liable for such amounts or for settlements incurred by Parent without Sub's written authorization. If such claim, suit or proceeding has occurred or, in Sub's opinion, is likely to occur, Sub may, at its election and expense, obtain for Parent the right to continue to make use of any or all licenses granted under this License Agreement.

10. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS, COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES OR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING LOST PROFITS) REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY EVEN IF EITHER PARTY HAS BEEN ADVISED BY THE OTHER OF THE POSSIBILITY OF SUCH DAMAGES.

11.     TERM AND TERMINATION.

        11.1 TERM. The Term of this License Agreement shall be perpetual, unless terminated earlier, pursuant to Section 11.2 ("Termination") or unless the term of any specific provision of the License Agreement is designated as being otherwise.

        11.2 TERMINATION. This License Agreement may be terminated, upon sixty
(60) days written notice of material breach by either party, if such material breach has not been cured within such sixty (60) day period.

        11.3 EFFECT OF INSOLVENCY. If a voluntary or involuntary petition is commenced by or against Sub under any bankruptcy statute, or Sub becomes insolvent, or any substantial part of Sub's property becomes subject to any levy, seizure, assignment, application or sale for or by any creditor or governmental agency, or a receiver should be appointed for Sub, all rights and licenses herein granted to Parent shall continue. In that connection, the parties acknowledge that the licenses granted under this License Agreement are licenses of "intellectual property" for purposes of section 365(n) of the U.S. Bankruptcy Code, and Parent hereby retains its elections under such section.

        11.4 RIGHTS UPON TERMINATION.

                (a) TERMINATION BY PARENT. Upon termination by Parent, the parties' mutual obligations under Section 4 ("Delivery of Derivative Works to Sub") and Section 5 ("Delivery of Future Versions to Parent; Software Support") shall terminate. Parent shall retain all rights granted in Section 2 ("License Grants from Sub to Parent") with respect to all Technology licensed to Parent as of the date of the termination, but shall have no rights with respect to any Future Versions of the Software. Parent shall retain the right to use the Sub Trademarks in connection with the disposition of any remaining products already in the distribution channel or inventory, and thereafter shall cease use of the Sub Trademarks.

                (b) TERMINATION BY SUB. Upon termination by Sub, the parties' mutual obligations under Section 4 ("Delivery of Derivative Works to Sub") and
Section 5 ("Delivery of Future Versions to Parent; Software Support") shall terminate. Parent's rights granted in Section 2 ("License Grants from Sub to Parent") with respect to all Technology licensed to Parent as of the date of the termination shall continue to the extent that Parent shall have the right to complete and sell any work in progress that makes use of the Technology and to dispose of any products already in its distribution channels or inventory. Parent shall also have the right to retain and use a reasonable number of copies of the Software and any associated Confidential Information in order to fulfill its maintenance and support obligations to its OEMs, resellers, and End Users, but shall return or certify the destruction of any additional copies thereof.

        11.5 SURVIVAL. The provisions of Sections 6 ("Proprietary Rights"), 7 ("Confidentiality"), 8 ("Disclaimer of Warranty"), 9 ("Indemnity"), 10 ("Limitation of Liability"), and 12 ("General Provisions") shall survive the termination of this License Agreement by either party for any reason.

12.     GENERAL PROVISIONS.

        12.1 GOVERNING LAW. This License Agreement shall be governed in all respects by the laws of the United States of America and the State of California, excluding the application of its conflict of laws rules.

        12.2 NOTICES. All notices or reports permitted or required under this License Agreement shall be in writing and shall be delivered by personal delivery, telegram, telex, telecopier, facsimile transmission or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to the signatory of this License Agreement at the address set forth at the end of this License Agreement or such other address as either party may specify in writing.

        12.3 WAIVER. The failure of either party to require performance by the other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

        12.4 SEVERABILITY. In the event that any provision of this License Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this License Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

        12.5 WARRANTY. Each party warrants that it has full power to enter into and perform this License Agreement, and the person signing this License Agreement on its behalf has been duly authorized and empowered to enter in this License Agreement, understands it and agrees to be bound by it.

        12.6 HEADINGS. The section headings appearing in this License Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section, or in any way affect this License Agreement.

        12.7 CONFIDENTIALITY OF AGREEMENT. Neither party will disclose any terms or the existence of this License Agreement, except pursuant to a mutually agreeable press release or as otherwise required by law.

        12.8 ASSIGNMENT. Neither party shall assign any rights or obligations arising under this License Agreement without the prior written consent of the other. Subject to the above restriction on assignment, this License Agreement shall inure to the benefit of and bind the successors and assigns of the parties.

        12.9 ENTIRE AGREEMENT; CONFLICT. This License Agreement and the Attachments hereto constitute the entire agreement between the parties with respect to the subject matter hereof. This License Agreement supersedes, and the terms of this License Agreement govern, any prior or collateral agreements with respect to the subject matter hereof with the exception of the Assignment Agreement and any prior confidentiality agreements between the parties. This License Agreement may only be changed by mutual agreement of authorized representatives of parties in writing. In the event of any conflict between the Assignment Agreement and this License Agreement, the License Agreement shall govern.

        12.10 INJUNCTIVE RELIEF. It is understood and agreed that, notwithstanding any other provision of this License Agreement, breach of the provisions of this License Agreement regarding the protection of Confidential Information will cause irreparable damage for which recovery of money damages would be inadequate, and that either party shall therefore be entitled to obtain timely injunctive relief to protect its rights under this License Agreement, in addition to any and all remedies available at law.

        IN WITNESS WHEREOF, the undersigned have caused this License Agreement to be executed by their respective authorized representatives. This License Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

STAC, INC.                                     HI/FN, INC.
/s/ JOHN R. WITZEL                             /s/ ARTHUR J. COLLMEYER
--------------------------------               --------------------------------
Authorized Signature                           Authorized Signature


John R. Witzel                                 Arthur J. Collmeyer
--------------------------------               --------------------------------
Printed Name                                   Printed Name


Vice President, Finance                        President
--------------------------------               --------------------------------
Title                                          Title

11/21/96                                       11/21/96
--------------------------------               --------------------------------
Date                                           Date

                                  ATTACHMENT A
-------------------------------------------------------------------------------------------------------------------
                                                                                       SER.NO
PROSECUTION STATUS                          TITLE                  FILED               PRIORITY         COUNTRY
-------------------------------------------------------------------------------------------------------------------
ISSUED 3/26/91 U.S. PAT. NO.        WRITE OPERATION WITH         8/26/88               237,394             US
4,996,690;                          GATING CAPABILITY

MAINTENANCE FEES DUE
8/26/98; AND 8/26/02

-------------------------------------------------------------------------------------------------------------------
ISSUED 5/29/90 U.S. PAT. NO.        DIGITAL PHASE LOCK           12/6/88               281,305              US
4,930,142; MAINT. FEE DUE           LOOP
11/29/97 AND 11/29/01

-------------------------------------------------------------------------------------------------------------------
ISSUED 5/14/91 U.S. PAT. NO.        DATA COMPRESSION             1/13/89               297,152              US
5,016,009                           APPARATUS AND
                                    METHOD

MAINT. FEES DUE 11/14/98;
AND 11/14/02

-------------------------------------------------------------------------------------------------------------------
ISSUED 3/26/91 U.S. PAT. NO.        CIP: DATA COMPRESSION        10/6/89               418,034 BASED        US
5,003,307;                          APPARATUS WITH SHIFT                               ON USSN 297,152
                                    REGISTER SEARCH                                    1/13/89
MAINT. FEES DUE 9/26/98;            MEANS
AND 9/26/02

-------------------------------------------------------------------------------------------------------------------
ASSOC TO CONDUCT                    DATA COMPRESSION             1/12/90               2-6057; BASED        JAPAN
INTERVIEW W/EXAMINER,               APPARATUS WITH SHIFT                               ON USSN 297,152
STATUS CHECK SET FOR                REGISTER SEARCH                                    AND 418,034
9/11/96;                            MEANS

APPEAL NO. 7-9744:
A WAITING EXAMINATION;

ASSOCIATE FILED
AMENDMENT AND APPEAL
BRIEF 10/19/95;

ASSOCIATE TO FILE
AMENDMENT DUE 5/31/95;

INTERVIEW SHOULD OCCUR
MID JULY '95;

ASSOCIATE INSTRUCTED 4/21
RE NOTICE OF APPEAL DUE
5/1/95;

RESPONSE TO OFFICE
ACTION AND DIVISIONAL
APPLICATION FILED 7/11/94;
-------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT A
-------------------------------------------------------------------------------------------------------------------
                                                                                       SER.NO
PROSECUTION STATUS                          TITLE                  FILED               PRIORITY         COUNTRY
-------------------------------------------------------------------------------------------------------------------
ASSOCIATE INSTRUCTED
6/26/94 TO RESPOND TO
OFFICE ACTION DUE 7/11/94;

REQUEST FOR EXAMINATION
FILED

-------------------------------------------------------------------------------------------------------------------
STATUS CHECK SET FOR                DATA COMPRESSION            7/11/94               6-159042           JAPAN
9/11/96;                            APPARATUS WITH SHIFT
                                    REGISTER SEARCH                                   DIVISION OF 2-
PER ASSOC 5/17/96:                  MEANS                                             6057
EXAMINER WILL ISSUE OA
AFTER DECISION ON APPEAL
IN PARENT, HAS PROVIDED
REFS TO BE CITED AND WILL
REVIEW DRAFT
AMENDMENT BEFOREHAND;

ASSOCIATE INSTRUCTED
3/10/96 RE RESPONSE TO
OFFICE ACTION DUE 3/14/96;

REQUEST FOR EXAMINATION
FILED WITH APPLICATION
7/11/94;

-------------------------------------------------------------------------------------------------------------------
U.S.PATENT NO. 5,126,739;           DATA COMPRESSION            11/27/90              07/619,295        US
ISSUED 6/30/92; MAINT. FEES         APPARATUS AND
DUE 12/30/95;                       METHOD                                            BASED ON
                                                                                      297,152

12/30/99; and 12/30/03

-------------------------------------------------------------------------------------------------------------------
U.S.PATENT NO. 5,146,221            DATA COMPRESSION            11/27/90              07/619,291        US
ISSUED SEPTEMBER 8, 1992;           APPARATUS AND
MAINT. FEES DUE 3/8/96;             METHOD                                            BASED ON
3/8/00 and 3/8/04                                                                     297,152

-------------------------------------------------------------------------------------------------------------------
PATENT NO. 5,414,850 ISSUED         SYSTEM FOR                  8/23/91               07/748,978        US
5/9/95;                             TRANSPARENTLY
                                    COMPRESSING DATA
MAINT. FEES DUE 11/9/98;            FILES IN A COMPUTER
11/9/02; & 11/9/06                  SYSTEM
-------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT A
-------------------------------------------------------------------------------------------------------------------
                                                                                       SER.NO
PROSECUTION STATUS                          TITLE                  FILED               PRIORITY         COUNTRY
-------------------------------------------------------------------------------------------------------------------
CERT. OF CORRECTION                 DATA COMPRESSION            5/9/94                08/240,960         US
REC'D; PATENTS NO. 5,414,425        APPARATUS AND
ISSUED 5/9/95;                      METHOD                                            FWC BASED ON
                                                                                      08/023,874
MAINT. FEES DUE 11/9/98;
11/9/02: AND 11/9/06

-------------------------------------------------------------------------------------------------------------------
PATENT NO. 5,532,694 ISSUED         HLZS                        7/7/95                08/499,230         US
7/2/96,

MAINTENANCE FEES DUE                                                                  FWC BASED ON
1/2/00; 1/2/04 AND 1/2/08;                                                            07/927,343

-------------------------------------------------------------------------------------------------------------------
STATUS CHECK SET FOR                HLZS                        8/10/93               5-198670           JAPAN
9/11/96;

ASSOCIATED INSTRUCTED
3/10 & 12 RE RESPONSE TO
OFFICE ACTION DUE 3/14/96:

REQ. EXAM FILED 12/17/93:

PUBLISHED 8/12/94 UNDER
PUB. NO. 6-224778

-------------------------------------------------------------------------------------------------------------------
PATENT NO. 5,463,390 ISSUED         FWC: DATA                   7/21/94               08/279.714         US
10/31/95; MAINTENANCE FEES          COMPRESSION
DUE 1/30/99; 4/30/03 AND            APPARATUS AND                                     BASED ON
4/30/07                             METHOD                                            192,949

ISSUE FEE/DRAWINGS DUE
9/12/95 FILED 8/2/95;

DRWGS ORDERED 6/22/95;

IDS AND TERMINAL
DISCLAIMER FILED 1/24/95;

FILING RECEIPT RECEIVED
-------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT A
-------------------------------------------------------------------------------------------------------------------
                                                                                       SER.NO
PROSECUTION STATUS                          TITLE                  FILED               PRIORITY         COUNTRY
-------------------------------------------------------------------------------------------------------------------

PATENT NO. 5,506,580 ISSUED         FWC: DATA                   12/6/94               08/350,389         US
4/9/96;                             COMPRESSION
                                    APPARATUS AND                                     BASED ON
MAINT. FEES DUE 10/9/99;            METHOD                                            08/008,450
10/9/03 AND 10/9/07;

-------------------------------------------------------------------------------------------------------------------
U.S. PATENT NO. 4,701,745           DATA COMPRESSION            3/3/86                835,793            US
ISSUED 10/20/87; CPA                SYSTEM
INSTRUCTED 2/6 TO PAY                                                                 BASED ON GB
MAINT. FEE DUE 4/20/95                                                                8505790 FILED
                                                                                      3/6/85

MAINTENANCE FEES DUE
4/20/95 AND 4/20/99

-------------------------------------------------------------------------------------------------------------------
BELGIAN PATENT NO. 904359           DATA COMPRESSION            3/6/86                904,359            BELGIUM
ISSUED 3/6/86; 1/12/94:             SYSTEM

-------------------------------------------------------------------------------------------------------------------
PATENT NO. 36 06 869 ISSUED         DATA COMPRESSION            3/6/86                P 36 06 869.1      GERMANY
6/29/94; ANNUITIES DUE              SYSTEM
3/31/95;

ASSOCIATE INSTRUCTED 8/10
TO PAY GRANT FEE DUE
9/6/94;

-------------------------------------------------------------------------------------------------------------------
U.K. PATENT NO. 2,172,127           DATA COMPRESSION            3/6/85                2172127            U.K.
                                    SYSTEM

-------------------------------------------------------------------------------------------------------------------
[*****]


***** Confidential Treatment Requested.

                                  ATTACHMENT B

                                  ("SOFTWARE")

The following compression software is included within the definition of "Software" for all purposes under this License Agreement:

MPPC221-C

LZS221-C

LZS221-86

LZS221-396

LZS221-68

LZS221-960

LZS221-PPP

LZS321-C

The following encryption software is included within the definition of "Software" for all purposes under this License Agreement:

Spruce

Mum

                                 ATTACHMENT C-1

                           IBM HARDWARE PATENT LICENSE

                                 ATTACHMENT C-2

                           IBM SOFTWARE PATENT LICENSE

                                  ATTACHMENT D

                             MOTOROLA PATENT LICENSE


                                      C-19